UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2021 (November 23, 2021)

Benessere Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39836	85-3223033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Unit 800

Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 467-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Right and three-fourths of one Redeemable Warrant	BENEU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BENE	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common Stock	BENER	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share Class A Common Stock for $11.50 per share	BENEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On November 23, 2021, Benessere Capital Acquisition Corp. a Delaware corporation (“Benessere” or the “Registrant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) Benessere, (ii) BCAC Holdings Inc., a Delaware corporation (“Pubco”), (iii) BCAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) BCAC Company Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), (v) BCAC Purchaser Rep LLC, a Delaware limited liability company (the “Purchaser Representative”), in the capacity as the representative for the equity holders of Pubco (other than certain holders of securities of eCombustible, defined below), (vi) Jorge Arevalo in the capacity as the representative for certain security holders of eCombustible (the “Seller Representative”) and (vii) eCombustible Energy LLC, a Delaware limited liability company (“eCombustible”). The Company Merger Sub and Purchaser Merger Sub are together and collectively known as the “Merger Subs”, and the Merger Subs together and collectively with Benessere and Pubco, are known as the “Purchaser Parties.” Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Merger Agreement provides for two mergers: (i) the merger of Purchaser Merger Sub with and into the Benessere, with Benessere continuing as the surviving entity (the “Purchaser Merger”), and (ii) the merger of Company Merger Sub with and into eCombustible, with eCombustible continuing as the surviving entity (the “Company Merger”, and together and collectively, with the Purchaser Merger, the “Mergers”). As a result of the Mergers, Benessere and eCombustible will become wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company (the “Business Combination”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Mergers (the “Effective Time”), among other things, the following shall occur: (a) the holder of each issued and outstanding Benessere unit shall be deemed to hold one (1) share of Benessere common stock and three-fourths (3/4) of one (1) Benessere warrant, and all such Benessere securities shall be converted as provided below; (b) each issued and outstanding share of Benessere common stock will be converted automatically into the right to receive one (1) share of Pubco common stock; (c) each issued and outstanding Benessere warrant shall be automatically converted into one Pubco warrant; (d) each issued and outstanding membership interest unit of eCombustible (“each an eCombustible Unit”) will be converted automatically into the right to receive a pro rata portion of the Merger Consideration (as defined below); and (e) each outstanding eCombustible convertible security that is not a eCombustible Unit, if not exercised or converted prior to the Effective Time, shall be canceled, retired and terminated.

BCAC Purchaser Rep LLC is serving as the Purchaser Representative under the Merger Agreement, and in such capacity will represent the interests of Pubco’s stockholders (other than the Company Security Holders) after the Effective Time with respect to certain matters under the Merger Agreement, including the determination of any Merger Consideration (as defined below) adjustments, issues regarding the Closing Statement or indemnification claims made against eCombustible and related parties after the Closing. Jorge Arevalo is serving as the Seller Representative under the Merger Agreement, and in such capacity will represent the interests of the holders of eCombustible securities (the “eCombustible Securityholders”) with respect to certain matters under the Merger Agreement, including the determination of any Merger Consideration adjustments, issues regarding the Closing Statement or indemnification claims made against eCombustible and related parties after the Closing.

Merger Consideration

The aggregate merger consideration to be paid pursuant to the Merger Agreement to the Company Security Holders as of the Effective Time will be an amount equal to $805,000,000, subject to adjustments for eCombustible’s closing debt, net of adjustments for working capital, net debt and transaction expenses (the “Merger Consideration”), plus the additional contingent right to receive the Earnout Shares (as defined below) after the Closing, as described below. The Merger Consideration to be paid to the Company Security Holders will be paid solely by the delivery of new shares of Pubco common stock, with each valued at the price per share (the “Redemption Price”) at which each share of Benessere common stock is redeemed or converted pursuant to the redemption by Benessere of its public stockholders in connection with Benessere’s initial business combination, as required by Benessere’s amended and restated certificate of incorporation and by-laws and Benessere’s initial public offering prospectus (the “Redemption”). The Merger Consideration will be subject to a true-up adjustment procedure commencing within 90 days after the Closing.

The Merger Consideration will be allocated among the Company Security Holders pro rata based on the number of eCombustible Units owned by each such holder; provided, however, that the Merger Consideration otherwise payable to the Company Security Holders is subject to purchase price adjustments and also to reduction for indemnification obligations.

Earnout

In addition to the Merger Consideration set forth above, the Company Security Holders will also have a contingent right to receive up to an additional 59,000,000 shares of Pubco common stock (the “Earnout Shares”) after the Closing based on the price performance of the Pubco common stock during the 30-month period following the Closing Date (the “Earnout Period”). The Earnout Shares shall be earned and payable during the Earnout Period as follows:

•

if the dollar volume-weighted average price (“VWAP”) of Pubco’s common stock equals or exceeds $12.50 per share for any 20 out of any 30 consecutive trading days, Pubco shall issue to the Company Security Holders an aggregate of 29,500,000 Earnout Shares; and

•

if the VWAP of Pubco’s common stock equals or exceeds $15.00 per share for any 20 out of any 30 consecutive trading days, the Pubco shall issue to the Company Security Holders an aggregate of an additional 29,500,000 Earnout Shares.

If there is a determination that the Company Security Holders are entitled to receive Earnout Shares pursuant to the Merger Agreement, such Earnout Shares will be allocated pro rata among the Company Security Holders. The number of shares of Pubco common stock constituting any Earnout Share payments shall be equitably adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like after the Closing.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by each of Benessere, eCombustible, Pubco and the Merger Subs. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. The representations and warranties made by the various parties survive until 6 months after the Closing, except that fraud claims will survive until the expiration of the applicable statute of limitations.

Indemnification

After the Closing, the Company Security Holders and their respective successors and assigns are required to severally, and not jointly, indemnify Pubco and its Subsidiaries and each of their respective successors and assigns for any Loss from (a) a breach of (i) any representations or warranties of eCombustible in the Merger Agreement, or certificate delivered by it, any Company Security Holder or the Seller Representative, (ii) any covenants or agreements on the part of eCombustible, (iii) any post-Closing covenants of the parties or (b) any Action by Person(s) who were holders of equity securities of a eCombustible or its subsidiaries arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities (in each case excluding any claims under the Merger Agreement).

Except for Fraud Claims and certain fundamental representations and warranties, indemnification claims for are subject to an aggregate basket of $500,000 before any indemnification claims can be made, at which point the applicable indemnifying parties will be responsible for all claims from the first dollar of losses.

The maximum aggregate amount of indemnification payments to which the Indemnifying Parties will be obligated to pay (excluding Fraud Claims) is $10,000,000, and in the case of Fraud Claims, shall be limited to an amount equal to the Merger Consideration actually paid (based on the Redemption Price).

Covenants of the Parties

Each party agreed to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms and conditions, as well as certain customary covenants, regarding such matters as confidentiality and publicity, that will continue after the termination of the Merger Agreement.

The parties also agreed to take all necessary action so that the board of directors of Pubco following the Closing will consist of seven individuals, a majority of whom shall be independent directors in accordance with Nasdaq requirements, as follows: (i) if the Purchaser Closing Cash is equal to or greater than $50,000,000, (A) two (2) persons designated by Benessere prior to the Closing (the “Purchaser Directors”), at least one (1) of whom shall be an independent director under Nasdaq rules, and (B) five (5) persons that are designated by eCombustible prior to the Closing (the “Company Directors” and, together with Purchaser Director, the “Post-Closing Directors”), at least three (3) of whom shall be independent directors under Nasdaq rules; or (ii) if the Purchaser Closing Cash is less than $50,000,000, (X) one (1) Purchaser Director, who shall be an independent director under Nasdaq rules, and (Y) six (6) Company Directors, at least three (3) of whom shall be independent directors under Nasdaq rules. In addition, the initial chairperson of the Post-Closing Pubco Board will be Jorge Arevalo.

The Merger Agreement and the consummation of the transactions contemplated thereby require the approval of both Benessere’s stockholders and the members of eCombustible. In connection with the Merger, Benessere and Pubco agreed to prepare, with the reasonable assistance of eCombustible, and file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as may be amended, the “Registration Statement”) containing a prospectus/proxy statement registering the issuance of Pubco securities in the Merger under the Securities Act of 1933, as amended (the “Securities Act”), and soliciting proxies from the Benessere stockholders for use at a special meeting to approve the Merger Agreement and the transactions contemplated therein.

Each of the parties also agreed not to solicit or enter into any alternative competing transactions during the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the Closing.

Conditions to Consummation of the Merger

The obligations of the Parties to consummate the Merger is subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Merger Agreement and the transactions contemplated thereby and related matters by the requisite vote of Benessere’s stockholders and eCombustible’s members; (ii) expiration of the applicable waiting period under any applicable antitrust laws; (iii) receipt of requisite regulatory approvals and requisite third party consents; (iv) no law or order preventing or prohibiting the Mergers or the other transactions contemplated by the Merger Agreement; (v) no pending litigation to enjoin or restrict the consummation of the Closing; (vi) Benessere having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the Redemption; (vii) the election or appointment of members to Pubco’s board of directors in accordance with the Merger Agreement; (viii) the shares of Pubco common stock shall have been accepted for listing on Nasdaq and (ix) the effectiveness of the Registration Statement.

Unless waived by eCombustible, the obligation of eCombustible to consummate the Mergers is subject to the satisfaction of certain Closing conditions, including, among other customary conditions, that Pubco shall have amended and restated its charter. Unless waived by Benessere, the obligations of Benessere and the other Purchaser Parties to consummate the Mergers are subject to the satisfaction of certain closing conditions, including, among other customary conditions, that Benessere shall have received evidence that eCombustible has terminated and canceled in full all outstanding Convertible Securities and executed copies of certain ancillary documents, including employment agreements for certain key employees, the non-competition agreements from selected Management Company Holder(s), transmittal letters and the lock-up agreements.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, by mutual agreement, or by written notice by either Benessere or eCombustible if the Closing has not occurred on or prior to May 23, 2022 (subject to extension). The Merger Agreement may also be terminated (a) for a breach by the other party of its representations, warranties or covenants such that the related Closing condition would not be met, (b) due to a Material Adverse Effect on the other party following the date of the Merger Agreement which is uncured and continuing or (c) if either party fails to obtain sufficient stockholder approval (or in the case of eCombustible, member approval).

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, termination and termination fees (as described below), waiver of claims against the trust, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any fraud claims or willful breach of the Merger Agreement prior to such termination.

In the event that the Merger Agreement is terminated by Benessere as a result of a breach by eCombustible of its representations, warranties or covenants such that the related Closing condition would not be met, then Benessere shall be entitled to receive a cash termination fee equal to $4,000,000 (payable as follows: (a) $2,000,000 payable within 10 Business Days after termination and (b) two quarterly installments of $1,000,000 due on the three-month anniversary and six-month anniversary, respectively, of such termination).

Trust Account Waiver

eCombustible and Seller Representative have agreed that each of them, and their respective Affiliates, will not have any right, title, interest or claim of any kind in or to any monies in Benessere’s trust account held for its public stockholders, and agreed not to, and has waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to public stockholders).

Qualified Summary

The sections above describing the Merger Agreement do not purport, and are not intended to, describe all of the terms and conditions thereof. The foregoing summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Related Ancillary Agreements

Voting Agreement

Simultaneously with the execution of the Merger Agreement, certain members of eCombustible entered into voting agreements with Benessere and eCombustible (the “Voting Agreement”). Under the Voting Agreement, such Company Unitholders of eCombustible agreed to vote all of their eCombustible Units in favor of the Merger Agreement and related transactions. These eCombustible members also agreed to take certain other actions in support of the Merger Agreement and related transactions, including cooperation with respect to the Registration Statement, and to refrain from taking such actions that would adversely impede the ability of the parties to perform the Merger Agreement.

The Voting Agreement also prevents transfers, except for certain permitted transfers, of the eCombustible Units held by the eCombustible member party thereto between the date of the Voting Agreement and the date of the Closing or earlier termination of the Mergers.

Sponsor Support Agreement

Simultaneously with the execution of the Merger Agreement, Benessere, Pubco, eCombustible and Benessere’s sponsor, ARC Global Investments LLC, a Delaware limited liability company (the “Sponsor”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor agreed to support the Mergers and to vote all of its shares of Benessere Class A common stock (and all other Benessere securities owned by the Sponsor, including founder shares consisting of Class B common stock, private rights and private warrants) in favor of the Merger Agreement and related transactions. The Sponsor also agreed to take certain other actions in support of the Merger Agreement and related transactions and to refrain from taking such actions that would adversely impede the ability of the parties to perform the Merger Agreement. The Sponsor Support Agreement also prevents transfers, except for certain permitted transfers, between the date of the Sponsor Support Agreement and the date of the Closing or earlier termination of the Mergers. The Sponsor also agreed to a lock-up provision whereby, subject to limited specified exceptions, the Sponsor will not for six months from the Closing (or, if earlier, (i) the date on which the closing sale price of a share of Pubco common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (ii) the date post-Closing on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party resulting in all of Pubco’s stockholders having the right to exchange their equity holdings in Pubco for cash, securities or other property) engage in any direct or indirect transfer or disposition of Pubco securities or Benessere securities or publicly disclose the intention to do so.

Qualified Summary

The sections above describing the Voting Agreement and Sponsor Support Agreement do not purport, and are not intended to, describe all of the terms and conditions thereof. The foregoing summary is qualified in its entirety by reference to the complete text of the Voting Agreement and Sponsor Support Agreement, copies of each of which are attached hereto as exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Registration Rights and Lockup Agreements

Prior to the Closing, certain persons and entities who will be affiliates of Pubco upon the Closing and certain other stockholders of Pubco are expected to enter into a Registration Rights Agreement and a Lock-Up Agreement. Pursuant to the terms of such agreements, Pubco will be obligated to file a registration statement to register the resale of certain securities held by such holders, subject to certain requirements and customary conditions. In addition, Significant Company Holders will be required to enter into a Lock-Up Agreement as a condition to the Closing, providing that the securities of Pubco held by such holders will be locked-up for a period of time following the Closing.

The sections above describing the Registration Rights Agreement and the Lock-Up Agreement do not purport to, and are not intended to, describe all of the terms and conditions thereof. The foregoing summary is qualified in its entirety by reference to such agreements, to be completed and filed with the SEC at a later date.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Business Combination, the Registrant intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus. The Registrant’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the Registrant, eCombustible, the Merger Agreement and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of the Registrant as of a record date to be established for voting on the Business Combination. Stockholders of the Registrant will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Benessere Capital Acquisition Corp., 78 SW 7th Street, Unit 800, Miami, FL 33130, Attention: Patrick Orlando.

Participants in the Solicitation

The Registrant, eCombustible and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from the Registrant’s stockholders with respect to the Business Combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the Business Combination of the Registrant’s directors and officers in the Registrant’s filings with the SEC, including the Registration Statement, and such information with respect to eCombustible’s directors and executive officers will also be included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between eCombustible and the Registrant, including (without limitation) statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value and pro forma ownership, future financial condition and performance of eCombustible and the combined company after the Closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of the Registrant’s public stockholders, the potential benefits of eCombustible’s solution for customers and potential customers, the products and markets of eCombustible and the expected future performance and market opportunities of eCombustible. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, the following factors: (i) the risk that the Business Combination may not be completed in a timely manner, or at all, which may adversely affect the price of the Registrant’s securities; (ii) the risk that the Business Combination may not be completed by the Registrant’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Registrant; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of the Registrant; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) Registrant stockholder redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions; (vi) the effect of the announcement or pendency of the Business Combination on eCombustible’s business relationships, operating results, prospects and business generally; (vii) risks that the proposed Business Combination disrupts current plans and operations of eCombustible; (viii) the outcome of any legal proceedings that may be instituted against eCombustible or against the Registrant related to the Merger Agreement or the proposed Business Combination; (ix) changes in the energy markets in which eCombustible competes, including with respect to its competitive landscape, technology evolution or regulatory changes, (x) changes in domestic and global general economic conditions; (xi) the risk that eCombustible is not able to recognize revenue for its products or secure additional contracts that generate revenue; (xii) the risk that eCombustible may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response; (xiv) risk that eCombustible may not be able to develop and maintain effective internal controls; (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; and (xvi) risks related to competition in the markets in which eCombustible intends to compete; and (xvii) risks related to the early stage of eCombustible’s business; and (xviii) those factors discussed in the Registrant’s filings with the SEC and that that will be contained in the Registration Statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and other documents to be filed by the Registrant from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Registrant and eCombustible may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of the Registrant nor eCombustible gives any assurance that the Registrant or eCombustible, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K will also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1+	Agreement and Plan of Merger, dated as of November 23, 2021, by and among Benessere Capital Acquisition Corp., BCAC Holdings Inc., BCAC Purchaser Merger Sub Inc., BCAC Company Merger Sub LLC, BCAC Purchaser Rep LLC in the capacity of the Purchaser Representative thereunder, Jorge Arevalo in the capacity of Seller Representative thereunder and eCombustible Energy LLC

10.1	Form of Voting Agreement, dated November 23, 2021

10.2	Form of Sponsor Support Agreement, dated November 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish by supplement a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benessere Capital Acquisition Corp.

Dated: November 30, 2021	By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer